STOCK PAYABLE	9 Months Ended
Sep. 30, 2025
Equity [Abstract]
STOCK PAYABLE

NOTE 11: STOCK PAYABLE

In July 2025, the Company entered into a three-year exclusive private label manufacturing agreement with AAA Tuscaloosa, LLC to produce knit apparel for the University of Alabama. In return, the Company agreed to issue $1 million in common stock per year, with a 15-month make-whole guarantee, and to invest $1 million in marketing and product development by the end of 2025. As of September 30, 2025, the incurred $69,406 in marketing services pursuant to the agreement based on the 3 year term, pursuant to which shares of common stock are payable. As of September 30, 2025, the Company recognized a corresponding outstanding stock payable of $69,406 per the condensed consolidated balance sheet. The shares are expected to be issued in the fourth quarter of 2025.

In July and August 2025, the Company received $5,030,248 in proceeds related to the exercise of warrants originally issued in February 2025. As of September 30, 2025, the warrants had not yet been exercised nor were the shares yet issued. Accordingly, the proceeds has been recognized as stock payable as of September 30, 2025 and will be reclassified to equity upon the issuance of the shares. The shares are expected to be issued in the fourth quarter of 2025.